UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): June 26, 2007

AKEENA SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52385	20-5132054
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16005 Los Gatos Boulevard, Los Gatos, CA		95032
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 395-7774

605 University Avenue, Los Gatos, CA 95032
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 26, 2007, the Company entered into a First Modification to Loan and Security Agreement with Comerica Bank (“First Modification”) which amends the Loan and Security Agreement with Comerica Bank, dated January 29, 2007 (the “Loan Agreement”) to, among other things, (i) increase the line of credit from $2.0 million to $7.5 million (the “Credit Facility”), (ii) reduce the interest rate (payable on the first of each month) for borrowings under the Credit Facility from Comerica Bank’s base rate, in effect from time to time (“Base Rate”), plus 0.5%, to the Base Rate minus 0.5% and, (iii) change the maturity date of the Credit Facility from January 1, 2008 to August 1, 2008, at which time all outstanding amounts under the Credit Facility will become due and payable. Pursuant to the terms of the Inventory Rider to the First Modification, loans to the Company that are secured by the Company’s Inventory (as such term is defined in the Loan Agreement), may be made up to a maximum amount outstanding not to exceed the lesser of 50% of the Company’s Inventory or $3.5 million. On June 26, 2007, the guaranty to Comerica Bank executed on December 19, 2006 by Barry Cinnamon, the Company’s President and Chief Executive Officer, in connection with the Company’s obligations under the Credit Facility, was terminated.

A copy of the First Modification is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the First Modification.

Item 2.03.	Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement of a Registrant.

The information described in Item 1.01 above is hereby incorporated herein by reference.

Item 8.01.	Other Events.

On June 29, 2007, the Company issued a press release announcing the increase in the line of credit under the Credit Facility.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	First Modification to Loan and Security Agreement, dated June 26, 2007, between Akeena Solar, Inc. and Comerica Bank
10.2
Loan and Security Agreement, dated January 29, 2007, between Akeena Solar, Inc. and Comerica Bank (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on February 2, 2007)

99.1	Press Release dated June 29, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 2, 2007	AKEENA SOLAR, INC.

	By:	/s/ David “Lad” Wallace
David “Lad” Wallace
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Modification to Loan and Security Agreement, dated June 26, 2007, between Akeena Solar, Inc. and Comerica Bank
10.2
Loan and Security Agreement, dated January 29, 2007, between Akeena Solar, Inc. and Comerica Bank (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on February 2, 2007)

99.1	Press Release dated June 29, 2007